Events after the Reporting Period	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Events after the Reporting Period
28.	EVENTS AFTER THE REPORTING PERIOD
After the reporting date of December 31, 2022, the following significant events have occurred:
In the first quarter of 2023, certain employees converted 374,765 options, as part of their stock option plan, into
374,765
Class A ordinary shares of Euros 0.12 of par value, resulting in an increase of share capital of Euros 45 thousand.
On January 19, 2023 the Company announced measures to reduce costs to better align with its 2023 full year guidance and the current macroeconomic situation. Reductions are balanced between operating and personnel expenses and will impact around 96 employees. As a result, and in accordance with Spanish law, the subsidiary Wallbox Chargers, S.L.U. has initiated a collective dismissal process (ERE) affecting the employees of this subsidiary.
In January 2023, the Group launched the Employee Stock Options Plan (ESPP) for a length of one year, with the purpose of increasing employee engagement and motivation. The offering has been designed in accordance with the 2021 Employee Stock Purchase Plan approved by the Company upon listing in October 2021. The Employee Stock Purchase Plan consists of an offer to buy a maximum of 20,000 shares by each employee of the company with a discount of up to 15%, with a limit of 1% to 10% of annual salary per year.
On January 31, 2023 as part of the payment for the Coil acquisition disclosed in Note 6, the Company has issued 272,826 Class A shares with a nominal value of Euros 0.12 each.

On February 9, 2023, Wallbox N.V., as guarantor, and its wholly-owned direct Spanish subsidiary, WallBox Chargers, S.L.U., as borrower entered into a Facility Agreement with Banco Bilbao Vizcaya Argentaria S.A. The Facility Agreement provides for an aggregate term loan commitment of €25.0 million. The group has fully drawn down the commitment and received an amount of

€24.6

million, net after deducting expenses. The Facility Agreement provides for an aggregate term loan commitment of

€
25.0
 million.
The Facility matures on the fourth anniversary of the date of the contract and under certain circumstances may be extended to mature on the fifth anniversary
. The Facility Agreement contains financial covenants regarding maintenance as of the end of each fiscal quarter of a maximum senior net debt to gross profit ratio.
Substantially concurrently with the closing of the Facility Agreement and in consideration thereof, we entered into a Warrant Agreement and Subscription Agreement with BBVA pursuant to which we issued to the Warrantholder, and the Warrantholder subscribed for and acquired, an aggregate of 1,007,894 warrants exercisable for 1,007,894 Class A Shares, for an exercise price of $5.32 per share. Pursuant to the Subscription Agreement, we agreed to file a registration statement for the resale of the Class A Shares issuable upon exercise of the Warrant. The Warrant Agreement provides for a redemption right in favor of Wallbox when the Class A Shares achieve a value of $11.00 per share.
On 22 March 2023, one of the beneficiary of Founder warrants plan (Note 22) has exercised 20,000 vested option shares from the “Legacy Stock Option Program for Founders” plan for Class B ordinary shares, with nominal value of €1.20 per share and subsequently, the Company has agreed to convert 20,000 Class B Shares to: (i) 20,000 Class A ordinary shares with nominal value of EUR 0.12 per share; and (ii) 20,000 conversion shares with nominal value of EUR 1.08 per share. The said conversion shares have been transferred in favor of the Company for no consideration.